UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/18/2007

First State Financial Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  333-11980

Florida	65-0771145
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

22 South Links Avenue
Sarasota, Florida 34246
(Address of principal executive offices, including zip code)

(941) 929-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As announced on April 13, 2007, effective April 9, 2007, Corey J. Coughlin resigned as a Director and as President and Chief Executive Officer of the Registrant and of First State Bank. The Registrant appointed John E. "Jed" Wilkinson as President and Chief Executive Officer and Director of the Registrant. As severance compensation the Registrant will pay Corey J. Coughlin $215,000. As President and Chief Executive Officer of the Registrant John E. "Jed" Wilkinson will receive an annual salary of $215,000.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First State Financial Corporation

Date: April 18, 2007	By:	/s/ John E. "Jed" Wilkinson
John E. "Jed" Wilkinson
President and Chief Executive Officer